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                                                            Exhibit 10.10 (a)(i)


                      ASSIGNMENT AND ASSUMPTION AGREEMENT



     AGREEMENT dated as of December 5, 1997 among ABN AMRO BANK N.V. (the "Assignor"), BANK AUSTRIA AKTIENGESELLSCHAFT, New York Branch (the "Assignee"), GALILEO INTERNATIONAL, INC. (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the 364-Day Credit Agreement dated as of July 23, 1997 among the Borrower, the Assignor and the other Banks parties thereto, as Banks, the Letter of Credit Issuing Banks parties thereto and the Agent (as amended from time to time, the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower and participate in Letters of Credit in an aggregate principal amount at any time outstanding not to exceed $16,666,667.00; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $8,333,333.50 (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans and Letter of Credit Liabilities, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans and Letter of Credit Liabilities made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower, the Agent and the Issuing Banks and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement
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with a Commitment in an amount equal to the Assigned Amount, and (ii) the
Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that facility fees and/or letter of credit fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     SECTION 4. Consent of the Borrower the Agent and the Issuing Banks. This Agreement is conditioned upon the consent of the Borrower, the Agent and the Issuing Banks pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the Agent and the Issuing Banks is evidence of this consent. Pursuant to Section 9.06(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

     SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note or Letter of Credit. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    ABN AMRO BANK N.V.


                                    By:___________________________
                                         Name:
                                         Title:

                                    By:___________________________
                                         Name:
                                         Title:


                                    BANK AUSTRIA
                                    AKTIENGESELLSCHAFT,
                                    New York Branch

                                    By:___________________________
                                         Name:
                                         Title:

                                    By:___________________________
                                         Name:
                                         Title:
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                                    CONSENTED TO:

                                    GALILEO INTERNATIONAL, INC.

                                    By:___________________________
                                         Name:
                                         Title:


                                    CONSENTED TO:

                                    MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as Agent

                                    By:___________________________
                                         Name:
                                         Title:


                                    CONSENTED TO:

                                    MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as Issuing Bank

                                    By:___________________________
                                         Name: